EXHIBIT 10.39


                                1180 BUILDING AT
                          HEADQUARTERS AT GATEWAY LAKE
                                 1180 SW 36 AVE.
                                    SUITE 100
                             POMPANO BEACH, FL 33069

                                 TERM - 3 YEARS
                           COMMENCING JANUARY 1, 2002
                          TERMINATING DECEMBER 31, 2004


     THIS LEASE AGREEMENT made and entered into this 31 day of December, 2001, by and between CONECA PROPERTIES, L.C., a Florida Limited Liability Company, having its office at 210 N. University Drive, Suite 212, Coral Springs, FL 33071 (hereinafter referred to as "Landlord", and CareCentric, Inc., having its principal office at 2625 Cumberland Parkway, Suite 310, Atlanta, GA, and leasing an office at 1180 SW 36 Ave., Suite 100, Pompano Beach, Florida, 33069, (hereinafter referred to as "Tenant").

                                   WITNESSETH:

     In consideration of the rents, covenants and agreements herein, Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord upon terms, provisions and conditions herein, the real property hereinafter described.


                                    ARTICLE I
                     DESCRIPTION OF PROPERTY, TERMS AND USE

     1.1 Description of Property. Landlord leases to Tenant a portion of the real property in the development known as the 1180 Building and specifically identified as 1180 SW 36 Ave, Pompano Beach, Florida (hereinafter referred to as the "Leased Premises") reflected on the legal description attached hereto as Exhibit "A" and made a part hereof and the floor plan attached hereto as Exhibit "B" and made a part hereof.

     1.2 Rentable Area. The Leased Premises shall consist of 12,093 rentable square feet known as Suites 100 and Suite 101 for the period January 1, 2002 through March 31, 2002, and thereafter and for the balance of the term of this Lease Agreement the Lease Premises shall consist of Suite 100 only, consisting of 6,535 rentable square feet.

     1.3 Term. Tenant is to have the Leased Premises being described subject to the terms and conditions hereof for a term of three (3) years, commencing on January 1, 2002 which shall be known as the "Commencement Date", and expiring on December 31, 2004, at midnight.

     1.4 Use. The Leased Premises shall be used and occupied by Tenant solely for the purpose of a general business office and for no other purpose without Landlord's express written consent.

                                   ARTICLE II

                                      RENT

     2.1 Base Rental. In consideration of the leasing of the aforesaid premises, Tenant does hereby covenant and agree with Landlord to pay base rent as follows:

-----------------------------------------------------------------------------------------------------------------------
Timeframe                 Dates               R.S.F.     Rate     Annualized       Monthly     Sales Tax   Mon w/tax
-----------------------------------------------------------------------------------------------------------------------
Year One       Jan 1, 2002 - Mar 31, 2002      12,093   $12.50  $ 37,790.63      $12,596.88    $755.82    $13,352.70
-----------------------------------------------------------------------------------------------------------------------
Year One       Apr 1, 2002 - Dec 31, 2002       6,535   $12.50  $ 61,265.63       $6,807.30    $408.44    $ 7,215.74
-----------------------------------------------------------------------------------------------------------------------
Year Two       Jan 1, 2003 - Dec 31, 2003       6,535   $13.13  $ 85,804.55       $7,150.38    $429.03    $ 7,579.41
-----------------------------------------------------------------------------------------------------------------------
Year Three     Jan 1, 2004 - Dec 31, 2004       6,535   $13.79  $ 90,117.65       $7,509.81    $450.59    $ 7,960.40
-----------------------------------------------------------------------------------------------------------------------

     2.2 The first monthly installment of Rent, Common Area Maintenance and applicable sales tax deposit of Nineteen Thousand Seven Hundred Sixty-One and 99/100 ($19,761.99) is due on or before January 1, 2002.

     2.3 In addition to the monthly base rent, Tenant will be assessed a share equal to its pro rata share of the building for all Basic Operating Expenses, also known as Common Area Maintenance Items. All rental and CAM plus applicable state sales tax on both reserved and agreed to be paid under this Lease shall be paid in lawful currency of the United States of America. Except as otherwise provided in this Lease, rental payments called for hereunder shall be made to Landlord without notice, demand, set-off or deduction at the place specified by Landlord from time to time in writing.

     2.4 Tenant's Share of Basic Operating Expenses

          (a) The term "Basic Operating Expenses" will include operating costs, taxes and association assessments for the building and common area.

          (b) The term "Common Area" shall mean all real or personal property owned by the Landlord for the common, non-exclusive use of the Landlord, the Tenant and their employees, guests and invitees including, but not limited to sidewalks, landscape areas, lighting, delivery areas, parking areas, entrance and lobby areas, security, elevators, stairways, hallways shared by more than one tenant and all lavatories shared by more than one tenant.

          (c) The term "Operating Costs" shall mean the operating expenses of the building and all expenditures by Landlord to maintain the building, parking and related facilities, and such additional facilities in subsequent years as may be determined by Landlord to be necessary in accordance with sound and reasonable practices for facilities of a like kind and character. All operating expenses shall be determined on an accrual basis in accordance with generally accepted accounting principles, which shall be consistently applied. Such operating expenses shall include all expenses, costs and disbursement of every kind and nature which Landlord shall pay or become obligated to pay because or in connection with the ownership, operation and maintenance of the building, including, but not limited to, the following:

               (1) Wages and salaries of all employees engaged in direct operation and maintenance of the building, employer's social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries, the cost of disability and hospitalization insurance and pension or retirement benefits for such employees;

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

               (2) All supplies and materials used in the operation and maintenance of the building;

               (3) Cost of all utilities for the common areas of the building, including the cost of water, lighting, air-conditioning and ventilating, but excluding the cost of electricity for the tenants' premises;

               (4) Cost of all maintenance and service agreements for the building, the equipment therein and grounds, including janitorial service (excluding janitorial service and supplies for the Leased Premises), security service, landscape maintenance, alarm service, window cleaning and elevator maintenance;

               (5) Cost of all insurance relating to the building, including casualty and liability insurance applicable to the building, Landlord's personal property used in connection therewith and rent insurance;

               (6) All taxes and assessments and governmental charges, whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the building or its operation excluding, however, Federal and State taxes on income and ad valorem taxes on Tenant's personal property and on the value of tenant leasehold improvements to the extent that the same exceeds standard building allowances, any and all costs and expenses incurred by Landlord in the decorating of the Common Areas, in the promotion or advertising of the building, and public relations related to the building and otherwise expended in any way by Landlord for the promotion, enhancement or enlargement of the reputation of the building or of the tenants of the building;

               (7) Cost of repairs and general maintenance (excluding such repairs and general maintenance paid by insurance proceeds or by Tenant and other third parties and alterations attributable solely to tenants of the building other than the Tenant);

               (8) Legal expenses, accounting expenses and management fees incurred with respect to the building, excluding any legal expenses related to leasing space to tenants or landlord/tenant disputes or collections, or the financing, re-financing or selling the building;

               (9) Costs incurred in compliance with new or revised federal or state laws or municipal ordinances or codes or regulations promulgated under any of the same provided that such costs are amortized over the useful life of the item or improvement in question so that only the amortized cost attributable to a given year may be included in Operating Costs hereunder for such year;

               (10) Amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing (or avoiding increases in) operating costs or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the building. In the case of installations for the purpose of reducing (or avoiding increases in) operating costs, Landlord shall upon request, provide Tenant a cost justification therefor.

               (11) Basic Operating Costs shall not include (i) expenditures classified as capital expenditures for Federal income tax purposes (except as set forth in Section 2.2(c)(10)), (ii) costs for which Landlord is entitled to specific reimbursement by Tenant, any other tenant of the building, or any other third party, (iii) costs of initial construction of the building (iv) cost of renovating or modifying space in the building for lease to other tenants, (v) leasing commissions, ground rentals, and all non-cash expenses (including depreciation), and (vi) debt service on any indebtedness secured by the building.

          (d) The Tenant's proportionate share of Basis Operating Expenses shall be: January 1, 2002 - March 31, 2002 - 12,093 Rentable Square Feet = 50.39%: and April 1, 2002 - December 31, 2004 - 6,535 Rentable Square Feet = 27.23% of the total operating expenses and shall be paid to Landlord on the first day of each month along with basic rent in an amount equal to one-twelfth (1/12) of the Landlord's estimate of Tenant's proportionate share of same.

          (e) Within 120 days after the end of each calendar year, or as soon thereafter as possible, Landlord shall furnish to Tenant an operating statement showing actual taxes and operating expenses incurred in the proceeding year and an appropriate cash adjustment shall be made between Landlord and Tenant to reflect any difference between payments made based upon the costs and the actual costs. Within sixty (60) days of receipt by Tenant of the statement, Tenant shall have the right in person and at Tenant's expense to inspect Landlord's books and records showing the operating expenses and taxes for the Building for the calendar year covered by the statement. The Statement shall become final and conclusive between the parties unless the Landlord receives written objections within a sixty (60) day period. Payment of the amount due either party (Landlord or Tenant) shall be made within ten (10) business days following the end of the sixty (60) day examination period. Anything herein to the contrary notwithstanding, Tenant shall not delay or withhold any payment or balance shown to be due pursuant to a statement rendered by Landlord to Tenant because of any objection Tenant may raise with respect to the Statement. Provided, further, however, that if within the calendar year there shall be collective increases in the taxes or operating expenses which exceed ten (10%) percent of the estimated budget, the Landlord may, at his option, adjust the budget for the remaining portion of the year to reflect such change so as to more accurately reflect costs and prevent a large variance between the estimated budget and the actual expenses paid.

          (f) Tenant shall be solely responsible for providing cleaning services and the expenses and supplies relating to the cleaning service of its demised space. Tenant shall make its own separate arrangement and is legally responsible for the disposal of all hazardous wastes generated from within the Demised Premises.

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


                                   ARTICLE III
                               LANDLORD'S SERVICES

     3.1 Services to be furnished by Landlord. Landlord shall use its best efforts to furnish Tenant, subject to the Building Rules and Regulations (hereafter defined) and Tenant's performance of its obligations hereunder, the following services:

          (a) Maintenance of the heating, ventilation and air conditioning system serving the premises. Tenant is responsible for electric charges for the air conditioning system and other electric usage in Tenant's premises. Landlord furnishes air conditioning and heating in the common areas. In the event that Tenant experiences HVAC service problems in the Premises, Tenant shall have the right to contact Landlord's property manager to initiate an HVAC service call. In the event that Landlord's property manager has not responded either by telephone or by visit to the Premises within 2 business hours, then Tenant shall have the right to contact Landlord at 954/340-5594 to thereby initiate an HVAC service call. Landlord shall be responsible for the costs and expenses of any HVAC contract, including without limitation service calls under an HVAC contract.

          (b) Hot and cold water at those points of supply provided for lavatory and drinking purposes only.

          (c) Janitorial service in and about the building five (5) days per week, and periodic window washing; however, Tenant shall hire and pay the costs attributable to the cleaning of their own Leased Premises.

          (d) Elevators for access to and egress from the Leased Premises and the building twenty-four (24) hours a day, seven (7) days a week.

          (e) Electricity for all common areas and parking areas.

          (f) Replacement of fluorescent lamps building, standard light fixtures installed by Landlord and incandescent bulb replacement in all public areas.

     3.2 Failure by Landlord to any extent to furnish such services or any cessation thereof of Landlord shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof, except as specifically set forth to the contrary herein. Should any of such services be interrupted, Landlord shall use reasonable diligence to restore same promptly, but Tenant shall have no claim for rebate of rent or damages or eviction on account thereof, except as specifically set forth to the contrary herein. In the event that the Premises is rendered untenantable in whole or in part due to any failure of or disruption of any services provided by or through Landlord (including, for example only, HVAC services to the Premises), then if such condition continues for any period in excess of 5 consecutive days Tenant shall have the right to abate its rents hereunder commencing on the 6th day and thereafter until such service is restored and the Premises is again tenantable, with such abatement being based upon the extent of and for the duration of such untenantability.

     3.3 Tenant shall pay directly to the utility providing service monthly, as billed such charges as may be separately metered to Tenant for any electric services utilized by Tenant. It is expressly understood it is the Tenant's responsibility to make application to the appropriate utility service for required service and to make any deposit required by the utility for such service in sufficient time to allow utility company to provide service on date required. Failure to have such utility service available will not extend the date upon which the lease term begins or when rental payment commences.


                                   ARTICLE IV
                             PREPARATION OF PREMISES

     4.1 Landlord shall make those improvements completed and prepared for Tenant's occupancy in accordance with the agreed upon plans and specifications between Landlord and Tenant attached hereto and made a part hereof and hereinafter referred to as "Standard Improvements" Exhibit "C". Any other facilities, material or work undertaken by or for the account of a tenant over and above standard work set forth on Exhibit "C" will be "Special Work" with its expenses to be totally borne by the Tenant. Landlord agrees to notify Tenant of the proposed schedule for all of such work on or before February 1, 2002, and to complete such work no later than March 15, 2002. Landlord and Tenant agree to use their reasonable, good faith efforts to stage and schedule such work so as to minimize any interference with or disturbance of Tenant's business use of the remainder of the Leased Premises (including without limitation Suite 101 thereof) due to the performance of any of such work.

     4.2 The premises shall be deemed ready for occupancy on the date on which standard work and any Special Work shall have been substantially completed notwithstanding the fact that minor or insubstantial details of construction or adjustment remain to be performed, the non-completion of which does not materially interfere with Tenant's use of the premises. Any such minor items not completed or requiring adjustment will be itemized on a punch list and Landlord will utilize his best efforts to complete such items promptly. It is expressly understood that the correction, completion or adjustment of punch list items or corrections or adjustment required by the Landlord under any warranties hereunder do not constitute a valid reason for withholding of rental or any other payments due hereunder. Completion of the work required by Landlord shall be delayed due to any act or omission of the Tenant including delays due to changes or additions requested of Landlord, delays in Tenant submission of plans or other information or in giving required approvals or authorizations; or due to additional time needed, for the completion of any special work by or for the Tenant then the premises shall be deemed ready for occupancy on the date they would have been ready but for such delay and rent and other payments shall commence as of such earlier date.


                                    ARTICLE V
                             REPAIR AND MAINTENANCE

     5.1 Landlord warrants for a period of one (1) year from date of issuance of a Certificate of Occupancy or the occupancy of the Tenant, whichever occurs earlier, all work in Tenant's premises against any defects due to faulty material, equipment or workmanship which warranty shall apply to work done by subcontractors as well as to work done by direct employees of the Landlord.

     5.2 Except as specifically provided in Article IV above and during the warranty period set forth in Section 5.1, Landlord shall not be required to make any improvements or repairs or alterations whatsoever to the Leased Premises except as may be required to the corridors and common areas and to the equipment used to provide the services set forth in ARTICLE III. Tenant shall promptly give Landlord written notice of any damage in the leased Premises. This Section
5.2 shall not apply in the case of damage or destruction by fire or other casualty, which event is covered elsewhere in this Lease.

     5.3 The builder's warranty and Landlord's warranty, which are given in this ARTICLE, is in lieu of and cancels any undertaking or duty by Landlord to make statements to Tenant of facts affecting the value of the property, if any such duty now or at a later date is found by a court to exist.


                                   ARTICLE VI
                             TENANT CARE AND REPAIR

     6.1 Tenant shall maintain the Leased Premises in a clean, attractive condition and shall be responsible for all repairs within the Leased Premises, except as specifically provided in ARTICLE V hereof, normal wear and tear, fire or other casualty, condemnation and the acts or omissions of Landlord, its agents, servants, employees or contractors all excepted.


                                   ARTICLE VII
                                  LATE PAYMENTS

     7.1 Tenant agrees to timely pay all rents and sums provided to be paid to Landlord hereunder at the times and in the manner herein provided and to occupy at all times the Leased Premises. If any minimum annual rent or other payment required under this Lease remains unpaid for ten (10) days after Tenant receives notice of such arrearage from Landlord, a service charge equal to the amount of ten (10%) percent of the amount overdue may be charged by the Landlord for the purpose of defraying the additional expenses incident to the handling of such overdue amount, provided, however such notice shall only be required one time per year and, for any subsequent late payment, the service charge shall be applicable if rent remains unpaid for ten (10) days after it is due. If tenant should fail to pay any payment owing from Tenant to Landlord pursuant to this Lease, such unpaid amounts shall bear interest from the due date hereof to the date of payment at a rate equal to the lower of the rate of one and one and one-half percent (1 1/2%) per month or the highest rate permitted by law. In the event that any check, bank draft, order for payment or negotiable instrument given to Landlord for any payment under this Lease shall be dishonored for any reason whatsoever not attributable to Landlord, Landlord shall be entitled to make an administrative charge to Tenant of Twenty-Five and 00/100 ($25.00) Dollars. Tenant recognizes and agrees that the aforesaid charges represent, at the time this Lease is made, a fair and reasonable estimate and liquidation of the costs of Landlord in the administration of the Building resulting from the events described, which costs are not contemplated or included in any rent or other charges provided to be paid by Tenant to Landlord in this Lease.

                                  ARTICLE VIII
                                  HOLDING OVER

     8.1 If Tenant should remain in possession of the Leased Premises after the termination of expiration of the term without the execution by Landlord and Tenant of a new lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant at sufference, subject to all the covenants and obligations of this Lease and at a base rental of 150% of the rental in effect immediately prior to such expiration or termination, computed on a the basis of a thirty
(30) day month, for the first three (3) months of such hold-over, and 200% of such base rental thereafter but such holding over shall not extend the term hereof. Tenant shall give Landlord at least thirty (30) days prior written notice of any intention to remove from the premises and shall be entitled to thirty (30) days notice from Landlord in the event Landlord desires possession of the premises.


                                   ARTICLE IX
                      ALTERATIONS ADDITIONS, & IMPROVEMENTS

     9.1 Tenant will make no alteration, change, improvement, repair, replacement or addition to the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed by Landlord. Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment not attached to the building provided such removal is made prior to the termination or expiration of the term; Tenant is not then in default in the timely performance of any obligation or covenant under this Lease; and Tenant promptly repairs all damage caused by such removal All other property at the Lease Premises and any alternation or addition to the Leased Premises (including but not limited to wall-to-wall carpeting, drywall partitions, paneling or other wall covering) and any other article attached or affixed to the floor, wall or ceiling of the Leased Premises shall become the property of Landlord and shall be surrendered with the Leased Premises as part thereof at the termination of this Lease, without payment or compensation therefor. If, however, Landlord so requests in writing, Tenant will, prior to vacating the premises upon the termination or expiration of its Lease, remove any and all alterations, additions, fixtures, equipment and property placed or installed by it in the Leased Premises after March 31, 2002, and will repair any damage caused by such removal. Tenant's personalty and equipment are and will be security for Tenant's obligations under this Lease.


                                    ARTICLE X
                                   ASSIGNMENT

     10.1 Tenant shall not assign this Lease nor any rights hereunder, nor let or sublet all or any part of the Leased Premises, nor suffer or permit any person or entity to use any part of the Leased Premises, without first obtaining the express written consent of Landlord, , which consent shall not be unreasonably withheld, conditioned or delayed by Landlord. Landlord's consent shall not be required in connection with an assignment or sublease to an "affiliate" of Tenant. For purposes hereof an "affiliate" means any person, corporation, partnership or other legal person or entity now or hereafter in control of, controlled by or under common control with Tenant. Should Landlord consent to such assignment of the Lease, or to a sublease of all or any part of the Leased Premises, Tenant does hereby guarantee payment of all rent herein reserved until the expiration of the term hereof and no failure of Landlord to promptly collect from any assignee or sublessee, or any extension of the time for payment of such rents, shall release or relieve Tenant from its guaranty or obligation of payment of such rents. Any assignment by Landlord shall not relieve Tenant of its obligations hereunder.

     10.2 Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder, and in the building and property referred to herein, and upon any such transfer or assignment no further liability or obligation shall thereafter accrue against Landlord hereunder, (except to the extent of any retained Lessor's interest by Landlord upon any partial assignment of its interest in this Lease).


                                   ARTICLE XI
                             CONTROL OF COMMON AREAS

     11.1 All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord, including an parking area, truck way or ways, loading areas, pedestrian walkways, ramps, landscaped areas, stairways and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, invitees, licensees, visitors and customers shall be at all times subject to such reasonably, uniformly applicable rules and regulations as the Landlord shall, from time to time establish, modify and enforce with respect to all such facilities and areas. All such parking shall be available to Tenant, its employees, agents, contractors and invitees, on a free-of-charge, first-come first-served basis throughout the Term.


                                   ARTICLE XII
                              RULES AND REGULATIONS

     12.1 Tenant shall comply with all rules and Landlord may apply regulations as to all tenants of the building. Such rules and regulations will include but not necessarily be limited to those initial rules and regulations set forth in Exhibit "D" attached hereto, which may, at the discretion of the Landlord, be subsequently modified.


                                  ARTICLE XIII
                                   RELOCATION

     13.1 [Intentionally omitted.]


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

                                   ARTICLE XIV
                        FLOOR LOADS, NOISE, AND VIBRATION

     14.1 Tenant shall not place a load upon any floor of the Leased Premises, which exceeds the load per square foot, which such floor was designed to carry or which is allowed by law. Business machines and mechanical equipment belonging to Tenant which cause noise or vibrations that may be transmitted to the structure of the building or to the Leased Premises to such a degree as to be objectionable by Landlord shall, at the Tenant's expense, be placed and maintained by Tenant in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise or vibration.


                                   ARTICLE XV
                              LANDLORD'S INSURANCE

     15.1 At all times during the term of this Lease, the Landlord shall maintain all necessary insurance on the premises including property insurance on a "causes of loss-special form," replacement cost basis loss of rents, and commercial general liability insurance. The insurance maintained will also be subject to the requirements of any institutional first mortgagee. The insurance will be maintained in the name of the Landlord only. The cost of this insurance will be included with the operating cost to be allocated to tenants in accordance with ARTICLE II - 2.2 of this Lease.

     15.2 Landlord and Tenant each waive any claim against each other for any damage to property subject to insurance. Each party agrees to obtain a waiver of subrogation from its insurance carrier permitting this waiver.


                                   ARTICLE XVI
                               TENANT'S INSURANCE

     16.1 Tenant shall at its sole expense, provide and maintain in force during the entire term of this Lease, and any extension or renewal hereof commercial general liability insurance, including without limitation, contractual liability, in not less than a combined single limit amount of One Million and 00/100 ($1,000,000.00) Dollars to cover the agreement in ARTICLE XVII - HOLD HARMLESS. The original of each such policy of insurance or certified duplicate thereof issued by the insurance of insuring organization shall be delivered by Tenant to Landlord on or before ten (10) days prior to occupancy of the Leased Premises by Tenant.


                                  ARTICLE XVII
                                  HOLD HARMLESS

     17.1 The Tenant covenants and agrees with Landlord that during the entire term of this Lease the Tenant will indemnify and save harmless the Landlord against any and all claims, debts, demands or obligations which may be made against the Landlord or against the Landlord's title in the premises arising by reason of any negligent acts or omissions of the Tenant, its officers, agents or employees in occupying the premises; and not any negligent acts or omissions of the Landlord, its officers, agents or employees; and if it becomes necessary for the Landlord to defend any action seeking to impose any such liability, the Tenant will pay the Landlord all costs of court and reasonable attorneys' fees incurred by Landlord in such defense, in addition to any other sums which said Landlord may be called upon to pay by reason of a judgment or decree against the Landlord in the litigation in which such claim is asserted.

     17.2 Tenant shall keep and maintain the demised premises in compliance with, and shall not cause or permit the demised premises to be in violation of any federal, state or local laws, ordinances or regulations including, without limitation, those relating to zoning, building, occupational safety and health, industrial hygiene or to the environmental conditions on, under or about the demised premises, including but not limited to soil and ground water conditions. Tenant shall not use, generate, manufacture, store or dispose of, on, under or about the demised premises or transport to or from the demised premises any flammable explosives, radioactive materials, corrosives or acids, including without limitation any and all substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", and "toxic substances" under any applicable federal or state laws or regulations (collectively, the "Hazardous Materials").

     17.3 Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind and all costs and expenses incurred in connection therewith (including but not limited to attorneys' fees, paralegal charges and expenses), arising directly or indirectly, in whole or in part due to Tenant's, its employees'; agents'; contractors'; or subtenants' handling, treatment or disposal of any Hazardous Materials which contaminates any of the demised premises or surrounding lands or ground water.

     17.4 The Landlord covenants and agrees with Tenant that during the entire term of this Lease the Landlord will indemnify and save harmless the Tenant against any and all claims, debts, demands or obligations which may be made against the Tenant arising by reason of any negligent acts or omissions of the Landlord, its officers, agents or employees in occupying the building and common areas; and not any acts or omissions of the Tenant, its officers, agents or employees; and if it becomes necessary for the Tenant to defend any action seeking to impose any such liability, the Landlord will pay the Tenant all costs of court and reasonable attorneys' fees incurred by Tenant in such defense, in addition to any other sums which said Tenant may be called upon to pay by reason of a judgment or decree against the Tenant in the litigation in which such claim is asserted provided such claim is a result of the actions or obligations of Landlord.

     17.5 The obligations of Landlord and Tenant to indemnify and hold each other harmless under this Article shall survive any conveyance, transfer or foreclosure of the Landlord's or Tenant's interest herein and further survive the termination or expiration of the Lease.


                                  ARTICLE XVIII
                 DESTRUCTION OR DAMAGE BY FIRE OR OTHER CASUALTY

     18.1 In the event of a fire or other casualty in the Leased Premises, Tenant shall immediately give notice thereof to Landlord. If the Leased Premises shall be partially destroyed by fire or other casualty so as to render the

Leased Premises untenable in whole or in part, the rental provided for herein shall abate as to the portion of the Leased Premises rendered untenable until such time as the Leased Premises are made tenantable as determined by Landlord and Landlord agrees to commence and complete such repair work promptly and with reasonable diligence, or in the event of total or substantial damage or destruction of the building or common areas where Landlord decides not to rebuild, then all rent owed up to the date of such damage or destruction shall be paid by Tenant and this Lease shall terminate upon notice thereof to Tenant. Landlord shall give Tenant written notice of its decisions, estimates or elections under this ARTICLE XVIII within sixty (60) days after any such damage or destruction. If the estimated repair period is greater than one hundred twenty (120) days then Tenant shall also have the right to elect to terminate this Lease.

     18.2 Should  Landlord  elect to effect any repairs  under  ARTICLE XVIII or
ARTICLE XIX, Landlord shall only be obligated to restore or rebuild the Leased Premises to a building standard condition, and then only to the extent that insurance proceeds or condemnation awards or agreed condemnation settlement proceeds are available to Landlord therefor.


                                   ARTICLE XIX
                                  CONDEMNATION

     19.1 If the Leased Premises, building, or any part thereof other than parking, shall be taken or condemned for any public purpose (or conveyed in lieu or in settlement thereof) to such an extent as to render the remainder of the building or Leased Premises, in the opinion of Landlord, not reasonably suitable for occupancy, this Lease shall, at the option of either party, forthwith cease and terminate, and all proceeds from any taking or condemnation of the building and the Leased Premises shall belong to and be paid to Landlord. If a material portion of off-street parking is taken, Tenant may terminate the Lease if Landlord does not provide substitute parking to Tenant. If this Lease is not so terminated, Landlord shall repair any damage resulting from such taking, to the extent and in the manner provided in ARTICLE XVIII and rental hereunder shall be abated to the extent the Leased Premises are rendered untenable during the period of repair, and thereafter be adjusted on an equitable basis considering the areas of the Leased Premises taken and remaining.


                                   ARTICLE XX
                                      SIGNS

     20.1 No signs, symbols or identifying marks shall be placed upon the building or in the halls, elevators, staircases, entrances, parking areas or upon the doors of walls without prior written approval of Landlord or without obtaining all applicable governmental agencies' permits. Landlord's approval shall not be unreasonably withheld, conditioned or delayed. Landlord agrees to provide and install, at Tenant's cost all letters or numerals on doors in the Leased Premises. All such letters and numerals shall be in the building standard graphics, and no others shall be used or permitted on the Leased Premises. Tenant shall maintain Tenant identification sign on parking lot entrance wall.

                                   ARTICLE XXI
                          DEFAULT BY LANDLORD OR TENANT

     21.1 Each of the following shall be deemed default by the Tenant and a breach of this Lease:

          (a) The filing of a petition by or against the Tenant for adjudication as bankrupt under the Bankruptcy Code, as now or hereafter amended or supplemented, or for reorganization within the meaning of Chapter XI of said Bankruptcy Code, or for arrangement within the meaning of Chapter XI of said
Bankruptcy Code, or the filing of any petition by or against the Tenant under any further bankruptcy act for the same or similar relief. The dissolution or the commencement of any action or proceeding for the dissolution or liquidation of the Tenant whether instituted by or against the Tenant or for the appointment of a receiver or trustee of the property of the Tenant.

          (b) The taking of possession of the premises or property of the Tenant upon the premises by any governmental officer or agency pursuant to statutory authority for the dissolution, rehabilitation, reorganization or liquidation of the Tenant.

          (c) The making by the Tenant of any assignment for the benefit of creditors under Federal bankruptcy law.

          (d) A failure to pay the rent herein reserved, or additional rent or any part thereof, as and when due, which failure is not cured within five (5) business days after receipt of a written notice thereof from Landlord..

          (e) Failure in the performance of any other covenant or condition of this Lease on the part of the Tenant to be performed, for a period of ten (10) business days after receipt of written notice from Landlord. If any such default, by its nature, is not reasonably susceptible to cure with such 10-day period, then Tenant shall have such additional time to complete such cure as is reasonably necessary under the circumstances in question provided Tenant promptly commences and diligently prosecutes such cure to completion.

               (i) For the purposes of subdivision "e" of this ARTICLE XXI no failure on the part of the Tenant in the performance of work required to be performed or acts to be done or conditions to be modified shall be deemed to exist if steps shall have, in good faith, been commenced promptly by the Tenant to rectify the same and shall be prosecuted to completion with diligence and continuity. If the matter in question shall involve building construction, and if the Tenant shall be subject to unavoidable delay, either by reason of governmental regulations restricting the availability of labor or materials, or by strikes or other labor troubles, or by reason of conditions beyond the control of the Tenant, the Tenant's time to perform under said subdivision e) of this ARTICLE XXI shall be extended for a period commensurate with such delay.

               (ii) In the event of any such default of the Tenant the Landlord may serve a written notice upon the Tenant that the Landlord elects to terminate this Lease upon a specified date not less than ten (10) days after the date of the serving of such notice, and if the default remains uncured or the time period is not extended as herein provided, this Lease shall then expire on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted.

               (iii) In the event this Lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, or in the event the demised premises or any part thereof shall be abandoned by the Tenant, the Landlord, or its agents, servants or representatives, may immediately or at any time thereafter, re-enter and resume possession of said premises or such part hereof, and remove all persons and property therefrom, either by summary dispossess proceedings or by a suitable action or proceeding at law, without being liable for any damages therefore. Moving out of the premises or leaving the premises vacant shall not be deemed an abandonment of the premises, provided the Tenant continues to pay the rent as and when due. No re-entry by the Landlord shall be deemed an acceptance of surrender of this Lease.

               (iv) In the event this Lease be terminated by summary proceedings, or otherwise as provided herein, or if the premises shall have been abandoned and whether or not the premises be relet, the entire amount of rent which would be paid to the expiration date of this Lease shall become due and payable. In the event the premises are relet by the Landlord, the Landlord shall be entitled to recover from Tenant, and the Tenant shall pay to the Landlord, in addition to any other damages becoming due hereunder, an amount equal to the amount of all rents and additional rent reserved under this Lease, less the net rent if any, collected by the Landlord on reletting the demised premises, which shall be due and payable by the Tenant to the Landlord on the several days on which the rent and additional rent reserved in this Lease would have become due and payable; that is to say, upon each of such days the Tenant shall pay to the Landlord the amount of deficiency then existing. Such net rent collected on relenting by the Landlord shall be computed by deducting from the gross rents collected, all reasonable expenses incurred by the Landlord in connection with the reletting of the premises or any part thereof, including brokers' commission and the cost of repairing, renovating or remodeling said premises; however, the expenses to be deducted in computing the net rent collected on reletting shall not include the cost of performing any covenant contained herein required to be performed by Tenant.

               (v) Any effort by the Landlord to relet premises or mitigate damages it may have against Tenant shall not preclude the right of the Landlord to obtain by judicial process a Judgment for the entire amount of rent which would be paid to the expiration date of this Lease, if said Lease is terminated by summary proceedings or otherwise as provided herein.

     21.2 Landlord's liability for a default by Landlord under this Lease shall in all events, be limited to its interest in the Leased Premises if the Leased Premises is unencumbered by a mortgage or, if the Leased Premises is encumbered, limited to an amount equal to the value of a fee simple interest in the Leased Premises.

     21.3 Landlord shall have and enjoy a landlord's statutory lien upon all of the goods, wares, furniture, fixtures, office equipment, supplies and other property of Tenant now or hereafter placed in, upon or about the Demised Premises, and all proceeds thereof, as security for all of the obligations of Tenant under this Lease, provided that Tenant shall have the right to make sales of its goods, wares and merchandise to its customers in the normal and regular course of its business conducted in the Demised Premises free and clear of the aforesaid lien and security interest. Tenant shall not remove any of its personal property from the Demised Premises until all of Tenant's obligations under this Lease have been satisfied in full. Without intending to exclude any other manner of giving Tenant any required notice, any requirement of reasonable notice to Tenant of Landlord's intention to dispose of any collateral pursuant to the enforcement of such security' interest shall be met if such notice is given in the manner prescribed in Paragraph 30.1 of this Lease at least five (5) days before the time of any such disposition. Any sale made pursuant to the enforcement of such security interest shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the Demised Premises after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in Broward County, Florida, for five (5) consecutive days before the date of sale. Landlord shall have all of the rights and remedies of a secured party under the Florida Uniform Commercial Code, and upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof.


                                  ARTICLE XXII
                                  SUBORDINATION

     This Lease, its terms, conditions and all leasehold interests and rights hereunder are expressly made, given and granted subject and subordinate to the lien of any bona fide first mortgage which the Landlord may secure from any bank, life insurance company, savings and loan association or other recognized lending institution; and Tenant agrees to execute any instrument or instruments required by the mortgagee to subordinate the terms of this Lease to any such first mortgage that may be placed upon the premises by the Landlord. In the event of foreclosure when this Lease is not terminated, the Tenant agrees to attorn rent due hereunder to the mortgagee or its successor in interest or to the successful purchaser at foreclosure sale (new substitute landlord).


                                  ARTICLE XXIII
                               ACCESS BY LANDLORD

        Tenant shall permit Landlord or its agents or representatives to enter into and upon any part of the Leased Premises at all reasonable business hours to inspect same; to clean the Leased Premises after normal business hours; to make repairs, alterations or additions thereto, as Landlord may deem necessary or desirable; to show the Leased Premises to prospective purchasers or tenants; or for any other purpose deemed reasonable by Landlord. Landlord agrees to use its best reasonable efforts to minimize any interference with or disturbance of Tenant's use and/or quiet enjoyment of the Leased Premises at all times while Landlord, its agents, employees, contractors or invitees are performing any such work and/or are within the Leased Premises.

                                  ARTICLE XXIV
                             LAWFUL USE OF PREMISES

     Tenant further covenants and agrees that said demised land and all buildings and improvements thereon during the term of this Lease shall be used only and exclusively for lawful purposes; and that said Tenant will not knowingly use or suffer anyone to use said premises or building for any purpose in violation of the laws of the United States, the State of Florida, the County of Broward, or any other governmental unit wherein the premises may be located.


                                   ARTICLE XXV
                                 QUIET ENJOYMENT

     Landlord covenants that so long as Tenant pays the rent reserved in this Lease and performs its agreements hereunder, Tenant shall have the right to quietly enjoy and use the Leased Premises for the term hereof, subject only to the provisions of this Lease.


                                  ARTICLE XXVI
                TENANT FORBIDDEN TO ENCUMBER LANDLORD'S INTEREST

     It is expressly agreed and understood between the parties hereto that nothing in this Lease contained shall ever be construed as empowering the Tenant to encumber or cause to be encumbered the title interest of Landlord in the demised premises in any manner whatsoever. In the event that regardless of this prohibition any person furnishing or claiming to have furnished labor or materials at the request of the Tenant, or of any person claiming by, through or under the Tenant shall file a lien against Landlord's interest therein, Tenant, within thirty (30) days after being notified thereof shall cause said lien to be satisfied of record or the premises released therefrom by the posting of a bond or other security as prescribed by law, or shall cause same to be discharged as a lien against Landlord's interest in the demised premises by an order of a court having jurisdiction to discharge such lien.


                                  ARTICLE XXVII
                                 APPLICABLE LAW

     This Lease is entered into in the State of Florida and shall be governed by the applicable law of said State, the forum to resolve any dispute to be the Broward County Circuit Court.


                                 ARTICLE XXVIII
                                SECURITY DEPOSIT

     28.1 Tenant shall pay to Landlord the amount of Twenty-two Thousand Eight Hundred Forty-seven and 90/100 ($22,847.90) Dollars to secure performance of Tenant's obligations hereunder.

                                  ARTICLE XXIX
                         RECOVERY OF LITIGATION EXPENSE

     In the event that litigation is instituted between Landlord and Tenant, each shall, as the case may be, indemnify and pay to the prevailing party, all costs and expenses including, but not limited to, reasonable attorneys' fees actually incurred in enforcing the terms and provisions of this Lease or incurred in any Court action including attorneys' fees which may be incurred on appeal.


                                   ARTICLE XXX
                              NOTICES AND ESTOPPELS

     30.1 All notices required by the law and this Lease to be given by one party to the other shall be in writing and the same shall be served by Certified Mail Return Receipt Requested, in postage prepaid envelopes addressed to the following addresses or such other addresses as may be by one party to the other designated in writing:

AS TO LANDLORD:
                  CONECA PROPERTIES, L.C.
                  210 N. UNIVERSITY DRIVE, SUITE 212
                  CORAL SPRINGS, FL 33071-7339

AS TO TENANT:
                  Carecentric, Inc.
                  2625 Cumberland Parkway, Suite 310
                  Atlanta, GA 30339
                  Attn:  Mr. Dennis Brauckman

WITH A COPY TO:
                  Arnall Golden Gregory LLP
                  2800 One Atlantic Center
                  1201 W. Peachtree Street
                  Atlanta, GA 30309-3450
                  Attn:  Sherman A. Cohen, Esq.

     30.2 Tenant shall execute such estoppel certificates to confirm the term of Tenant's Lease; renewal options; rent paid; occupancy acceptance subject only to minor punch-list items; obligations to pay rent etc., as may from time to time be reasonably requested by Landlord. LANDLORD'S Estoppel Certificate shall not estop LANDLORD from thereafter asserting its rights and remedies regarding any default existing on or before the date on which Landlord executes such Estoppel Certificate of which LANDLORD did not have actual knowledge on the date of execution thereof.


                                  ARTICLE XXXI
                ENTIRE AGREEMENT, BINDING EFFECT AND SEVERABILITY

     31.1 This Lease and any written addenda and all exhibits hereto (which are expressly incorporated herein by this reference) shall constitute the entire agreement between Landlord and Tenant; no prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restrictions on assignment and subletting applicable to Tenant hereunder. If any provision of this Lease or the application thereof to any person or circumstance shall at any time or to any extent be held invalid or unenforceable, and the basis of the bargain between the parties hereto is not destroyed or rendered ineffective thereby, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby.

     31.2 Effect of Delivery of this Lease. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only and the delivery hereof does not constitute an offer to Tenant or an option to lease. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.


                                  ARTICLE XXXII
                        REAL ESTATE BROKERAGE COMMISSION

     32.1 Brokerage Commissions. Tenant represents to Landlord that no broker or agent, other than Spectrum Commercial Group (Landlord's Agent) and Ackerman & Company (Tenant's Agent) was instrumental in procuring or negotiating or consummating this Lease, and Tenant agrees to defend and indemnify Landlord against any loss, expense or liability incurred by Landlord as a result of a claim by any other broker or finder in connection with this Lease or its negotiation.

     32.2 Real  Estate  Commission  will be paid to  Tenant's  agent as follows:
Three years commission at 3% based on $12.50 per square foot base rent, $7,872.94, to be paid on the commencement date. Additionally, on the thirteen
(13th) month, $1,426.41; on the twenty-fifth (25th) month, $1,299.81; and on the Thirty-seventh (37th) month, $1,429.20; the payments being the difference of the base rental rate and the CAM will be paid to Tenant's Agent, provided however that if Tenant is in Default of any of the monetary Terms and Conditions of the Lease Agreement, these additional commissions will not be paid unless and until such Default is cured. Landlord's Agent compensation to be governed by separate agreement.


                                  ARTICLE XXXIV
                                     PARKING

     The Tenant and its employees shall park their cars in areas designated by Landlord on the property from time to time. Failure to do so shall be an event of default by Tenant under Section 21.1 (e) hereof. Tenant further agrees that upon notice from Landlord it will, within five (5) days, furnish the state automobile license numbers assigned to cars of all employees. Landlord reserves the right to assign parking spaces to the exclusive use of designated tenants; provided that at all times throughout the term hereof there is reasonably sufficient non-reserved parking for the use of Tenant, its agents, employees and visitors.

                                  ARTICLE XXXV
                              RADON GAS DISCLOSURE.

     Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county public health unit.


                                  ARTICLE XXXVI
                       COMPLIANCE WITH ENVIRONMENTAL LAWS

     To the extent that Tenant is responsible, Tenant represents and warrants to Landlord that Tenant shall not use the Demised Premises in any manner which would violate any applicable environmental protection statutes, laws, rules or regulations. Without limiting the foregoing, Tenant represents and warrants to Landlord that no hazard substance, hazard waste, pollutant, contaminant, nuclear or byproduct material, or toxic waste material of any kind whatsoever will be released or disposed of on the Demised Premises or anywhere in the Building in violation of applicable environmental protection statutes, laws, rules or regulations. Tenant agrees to and shall indemnify, defend (by counsel reasonable acceptable to Landlord) and hold the Landlord harmless of, from and against (i) any and all liability, claims, obligations, losses, damages, awards, judgments, or amounts paid in settlement or comprised thereon, and costs associated therewith, including reasonable attorneys' fees, incurred by Landlord or assessed against the Building by virtue of any investigation, inquiry, litigation, suit, action, or claim of or by any governmental or quasi-governmental unit, body or agency, or any third party for clean-up costs, damages, or any other costs, and (ii) any and all fines, penalties, assessments, forfeitures, payments, impositions or amounts paid in settlement or comprised thereon, together with costs associated therewith including reasonable attorneys' fees, imposed or obtained by or awarded to the Environmental Protection Agency, or any other governmental or quasi-governmental unit, body or agency for violation of, or noncompliance with, any environmental protection law, rule, regulation or order, and (iii) any and all costs required to take necessary precaution to protect against the release of, or to clean up any hazardous substance, hazardous waste, pollutant, contaminant, or toxic waste materials in, on, under or affecting the Demised Premises or the Building that was caused by the Tenant. A violation of this Paragraph by Tenant shall be deemed to be a material non-curable default by Tenant under this Lease.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

TENANT:
------
CARECENTRIC, INC.


By: /s/ Dennis Brauckman
    -------------------------------------------------
Print Name: Dennis Brauckman
            -----------------------------------------
Title: Vice President
       ----------------------------------------------


WITNESS:

/s/ Denise R. Gowdy
-----------------------------------------------------
Print Name: Denise R. Gowdy
           ------------------------------------------


LANDLORD:
--------
CONECA PROPERTIES, L.C.
By:  CONECA PROPERTIES, LTD., as sole member
By:  CONECA, INC., as General Partner


/s/ David Dunleavy
-----------------------------------------------------
Print Name: David Dunleavy
            -----------------------------------------
Title: President
       ----------------------------------------------


WITNESS:

/s/
-----------------------------------------------------
Print Name:
           ------------------------------------------

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION

PORTIONS OF LOTS 3 AND 4, "GATEWAY INDUSTRIAL CENTER NO. 23", ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 112, AT PAGE 10, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 4; THENCE NORTH 00(degree) 13'51" WEST, ALONG THE WEST LINE OF SAID LOT 4, A DISTANCE OF 191.18 FEET; THENCE NORTH 88(degree) 47 '46" EAST, A DISTANCE OF 285.07 FEET; THENCE SOUTH 00(degree) 12' 10" EAST ALONG THE EAST LINE OF SAID LOTS 4 AND 3, A DISTANCE OF 225.09 FEET; THENCE SOUTH 88(degree) 47' 46" WEST, A DISTANCE OF 172.00 FEET; THENCE SOUTH 00(degree) 12' 10" EAST, A DISTANCE OF 19.95 FEET; THENCE SOUTH 88(degree) 47-46" WEST, A DISTANCE OF 112.95 FEET; THENCE NORTH 00(degree)13' 5 1 " WEST, ALONG THE WEST LINE OF SAID LOT 3, A DISTANCE OF 53.85 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH:

A PORTION OF PARCEL "A", "GATEWAY INDUSTRIAL CENTER NO. 30" ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 120, AT PAGE 28, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID PARCEL "A"; THENCE NORTH 00(degree) 12' 10" WEST ALONG THE WEST LINE OF SAID PARCEL "A". A DISTANCE OF 40.01 FEET TO A POINT; SAID POINT ALSO BEING THE SOUTHEAST CORNER OF LOT 1. "GATEWAY INDUSTRIAL CENTER NO. 23" AS RECORDED IN PLAT BOOK 112, AT PAGE 10, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA; THENCE SOUTH 88(degree) 47' 46" WEST, A DISTANCE OF 284.64 FEET TO THE SOUTHWEST CORNER OF SAID LOT 1; THENCE NORTH 00(degree) 13' S1" WEST, ALONG THE WEST LINE OF LOTS 1, 2, AND 3 OF SAID "GATEWAY INDUSTRIAL CENTER NO. 23", A DISTANCE OF 643.97 FEET TO THE SOUTHWEST CORNER OF LOT 4 OF SAID "GATEWAY INDUSTRIAL CENTER NO. 23"; THENCE CONTINUE NORTH 00(degree) 13' S1" WEST, ALONG THE WEST LINE OF SAID LOT 4 A DISTANCE OF
191.18 FEET; THENCE NORTH 88(degree) 47' 46" EAST, A DISTANCE OF 285.07 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; SAID POINT ALSO BEING ON THE WEST LINE OF SAID PARCEL "A"; THENCE CONTINUE NORTH 88(degree) 47' 46" EAST, ALONG THE EASTERLY EXTENSION OF THE LAST DESCRIBED COURSE, A DISTANCE OF 10.00 FEET; THENCE SOUTH 00(degree) 12' 10" EAST, ALONG A LINE PARALLEL WITH AND 10.00 FEET EAST OF WHEN MEASURED AT RIGHT ANGLES TO THE WEST LINE OF SAID PARCEL "A", A DISTANCE OF 225.09 FEET; THENCE SOUTH 88(degree) 47' 46" WEST, A DISTANCE OF
10.00 FEET TO A POINT ON THE WEST LINE OF SAID PARCEL "A"; THENCE NORTH 00(degree) 12' 10" WEST A DISTANCE OF 225.09 FEET ALONG SAID WEST LINE TO THE POINT OF BEGINNING.

SAID LANDS SITUATE, LYING, AND BEING IN THE CITY OF POMPANO BEACH, BROWARD COUNTY, FLORIDA, CONTAINING 1.576 ACRES, MORE OR LESS.

                                   EXHIBIT "B"
                                   FLOOR PLAN

                        (LANDLORD TO PROVIDE AND ATTACH)

                                   EXHIBIT "C"
                             PREPARATION OF PREMISES
                               TENANT IMPROVEMENTS

All tenant improvements, paid for by Landlord, are to be performed in a good and workmanlike manner and shall be coordinated between Landlord's Property Manager, Florida Trust Realty, and a local representative of Tenant as designated by Tenant. Tenant's representative shall be identified to Landlord's Property Manager and shall serve as final authority on behalf of Tenant for the following work:

     1. Install Demising Wall to separate Suite 100 from the remaining first floor premises, including fire-doors where needed.

     2. Remove wall between computer room and adjacent space. Tenant responsible for protecting all furniture and equipment during wall removal. Tenant responsible for all computer and equipment moving and rearrangement to fit in new room configuration.

     3. Separate HVAC unit serving computer room and determine that it is attached to electric hook-up of Tenant's electric meter.

     4. Review electrical connections to determine that all circuits are connected to the appropriate electric meters for all first floor areas.

     5. Paint All interior walls of Suite 100 with Building Standard Paint, color to be determined by mutual consent of TENANT and LANDLORD'S Property Manager. Tenant responsible for moving and protecting all furniture and equipment during painting.

     6. Replace all carpeting within DEMISED PREMISES of Suite 100 with building Standard carpeting, color to be determined by mutual consent of TENANT and LANDLORD'S Property Manager. Tenant responsible for moving all furniture and equipment during carpet replacement.

The following work shall be paid for by Tenant if Tenant desires to remain in control of the Building security system: Relocation of Building security system to a space within Suite 100.

TENANT: CARECENTRIC, INC.

By: /s/ Dennis Brauckman
    -------------------------------------------------
Print Name: Dennis Brauckman
            -----------------------------------------
Title: V.P.
       ----------------------------------------------
Date:  12-27-01
      -----------------------------------------------

                                   EXHIBIT "D"
                              RULES AND REGULATIONS

1. The sidewalks, halls passages, exits, entrances, elevators, and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective premises.

2. No tenant shall alter any lock or install any new or additional locks without the prior written consent of LANDLORD, and without giving LANDLORD keys therefor, and no TENANT shall install any bolt on any door or windows of the DEMISED PREMISES which would deny access to fire fighters.

3. The bathrooms, toilets, washbowls, and other fixtures shall not be used for any purpose other than of which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein.

4. No furniture or equipment shall be brought into the building without prior notice to LANDLORD.

5.   No  cutting  for  telephone,  telegraph,  or  computer  terminals  will  be permitted without the prior consent of LANDLORD. The location of telephones, call boxes and other office equipment affixed to the DEMISED PREMISES shall be subject to the reasonable approval of LANDLORD.

6. Entrance into the BUILDING during evenings or weekends shall be subject to such security measure as may be adopted by LANDLORD from time to time. LANDLORD shall in no event be liable for damages due to any entry by any unauthorized person. All entrance doors to the BUILDING shall be kept closed and locked during the evening and weekend hours.

7. TENANT shall comply with reasonable requests of LANDLORD as regards trash removal and disposal, and shall comply with all controlling governmental requirements as regards "red bags".

8. No radio, television, phonograph or other electrical or other equipment shall be used in a manner so as to be heard or seen outside the DEMISED PREMISES.

9. No load will be placed on any floor of the DEMISED PREMISES which exceeds the load that the floor area was designed to carry.

10. All mechanical equipment and machinery will be kept free of noise and vibrations that may be transmitted to any part of the walls or building outside of the DEMISED PREMISES.

11. TENANT shall cooperate with any pest extermination service employed by LANDLORD.

12. TENANT shall not lay linoleum or other floor covering so that Such floor covering shall come in direct contact with the floor of the DEMISED PREMISES, and an interliner of builders deadening felt shall first be affixed to the floor by paste or other material soluble in water, so that such floor covering may be easily removed. The use of cement or other similar material is prohibited.

13. TENANT shall not install any blinds, draperies, shades, or other window treatment on the windows of the DEMISED PREMISES, other than window treatments supplied by LANDLORD, without LANDLORD'S prior written consent.

14. Tenant shall not allow any employee to smoke in the demised premises, common areas, rest rooms or stairwells. In the event the tenant, their employees or invitees, sets off the Fire Alarm System as a result of actions; the Tenant will pay any and all costs assessed. This BUILDING, in accordance and to comply with applicable "Indoor Clean Air Act(s)" of the Local, County, State and/or Federal governments, is "Smoke Fire" (the smoking of any tobacco products including but not limited to cigarettes, cigars, pipes, etc.) within Tenants' Demised Premises and all Common Areas including, but not limited to Corridors, Bathrooms, Elevators, Emergency Exits and Stairways, is Prohibited.

15. Tenant shall direct "smoking" employees, servants and/or invitees, etc. (those persons utilizing or smoking of any tobacco products including but not limited to cigarettes, cigars, pipes, etc.) to utilize an outdoor area designated by Landlord or Landlord's property manager as an "Outdoor Smoking Area", which Area may be moved from time to time as improvements to the Building are completed and/or as needed and for the health, safety, convenience and/or consideration of all persons of the Building.

Tenant hereby acknowledges receiving a copy of the foregoing Rules and Regulations.

TENANT:   CARECENTRIC, INC.


By:  /s/ Dennis Brauckman
    -------------------------------------------------

Print Name:  Dennis Brauckman
            -----------------------------------------

Title:  V.P.
       ----------------------------------------------

Dated:  12-27-01
       ----------------------------------------------

                    NOTICE TO OWNERS, PROSPECTIVE TENANTS AND
                      BUYERS OF REAL PROPERTY REGARDING THE
                        "AMERICANS WITH DISABILITIES ACT"

Please be advised that an owner or tenant of real property may be subject to the Americans with Disabilities Act (the ADA), a Federal law codified at 42 USC
Section 12101 et seq. Among other requirements of the ADA that could apply to your property, Title III of the ADA requires owners and tenants of "public accommodations" to remove barriers to allow access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons by January 26, 1992. The regulations under Title III of the ADA are codified at 28 CFR Part 36.

We recommend that you and your attorney review the ADA and the regulations, and if appropriate, your proposed lease or purchase agreement, to determine if this law could apply to you, and the nature of the requirements. These are legal issues. You are responsible for conduction of your own independent investigation of these issues.

Please acknowledge your receipt of this notice by signing and dating it below.

TENANT: CARECENTRIC, INC.

By:  /s/ Dennis Brauckman
    -------------------------------------------------

Print Name: Dennis Brauckman
           ------------------------------------------

Title:  V.P.
       ----------------------------------------------

Date:   12-27-01
     ------------------------------------------------





                                       26
1415100v4